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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

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                                   FORM 8-K


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                                CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 18, 1997

                              -------------------

                                K N ENERGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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       KANSAS                       1-6446                      48-0290000
   (State or other           (Commission File Number)        (I.R.S. Employer
   jurisdiction of                                          Identification No.)
  incorporation or
    organization)


370 VAN GORDON STREET
   P.O. BOX 281304
  LAKEWOOD, COLORADO                                             80228-8304
(Address of Principal                                            (Zip Code)
  Executive Offices)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (303) 989-1740


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ITEM 5.  OTHER EVENTS

         On December 18, 1997, K N Energy, Inc., a Kansas corporation (the "Company"), and Occidental Petroleum Corporation, a Delaware corporation ("Occidental"), entered into a Stock Purchase Agreement, upon and subject to the terms and conditions of which the Company will acquire all of the issued and outstanding shares of common stock, par value $.01 per share, of MidCon Corp., a Delaware corporation and a wholly owned subsidiary of Occidental ("MidCon"), for $3.49 billion (including assumption of indebtness). Copies of (i) MidCon's financial statements for the year ended December 31, 1996, (ii) MidCon's financial statements for the nine months ended September 30, 1997 and (iii) unaudited pro forma consolidated financial statements are attached hereto as Exhibits 7(1), 7(2) and 7(3), respectively, and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESS TO BE ACQUIRED

         The financial statements relative to the proposed acquisition of MidCon from Occidental described in Item 5 of Form 8-K of K N Energy, Inc. dated January 16, 1998 are attached hereto as exhibits and incorporated herein by this reference.

(b)  UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

         The unaudited pro forma consolidated financial information relative to the proposed acquisition of MidCon from Occidental described in Item 5 of Form 8-K of K N Energy, Inc. dated January 16, 1998 is attached hereto as an exhibit and incorporated herein by this reference.

(c) EXHIBITS

[CAPTION]

EXHIBIT             DESCRIPTION
  NO.
-------             -----------
1                   Financial Statements for MidCon Corp. and subsidiaries for the year ended December 31, 1996.
2                   Financial Statements for MidCon Corp. and subsidiaries for the nine months ended September 30, 1997.
3                   Unaudited Pro Forma Consolidated Financial Information.
99                  Consent of Arthur Andersen LLP.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             K N Energy, Inc.



Dated:  January 16, 1998                     By: /s/ Clyde E. McKenzie
                                                 ______________________________

                                                 Clyde E. McKenzie
                                                 Vice President and
                                                   Chief Financial Officer
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                                   EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION
-----------                         -----------

    1 Financial Statements for MidCon Corp. and subsidiaries for the year ended December 31, 1996.

    2 Financial Statements for MidCon Corp. and subsidiaries for the nine months ended September 30, 1997.

    3             Unaudited Pro Forma Consolidated Financial Information.

   99             Consent of Arthur Andersen LLP.